Fees Summary	Mar. 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,601.96
Total Transaction Valuation	11,600,000.00
Total Offset Amount	0.00
Net Fee	$ 1,601.96